                                                                   EXHIBIT 10.41

                  SECOND AMENDMENT TO PROJECT LEASE AGREEMENT


THIS SECOND AMENDMENT TO PROJECT LEASE AGREEMENT is made as of the 30th day of May, 2001 by and between TA STEEL I, LLC ("Lessor"), and SHEFFIELD STEEL CORPORATION ("Lessee").

A. Lessor and Lessee are parties to a certain Project Lease Agreement November 23, 1999, as amended by that certain First Amendment to Project Lease Agreement dated December 4, 2000 (the "Lease"). Unless specifically defined herein, all capitalized terms used herein shall have the meaning as defined in the Lease;

B. Lessee has requested that Lessor waive Lessee's violation of Lessee's covenant to maintain the agreed Fixed Charge Coverage Ratio (as that term is defined in the Lease); and

C. Lessor has agreed to waive such Event of Default, provided the Lease is restructured according to the terms and conditions as hereinafter provided;

NOW, THEREFORE, in consideration of the premises and the mutual obligations hereinafter contained, and for the other good and valuable consideration, the receipt and sufficiency whereof is hereby acknowledged, the parties hereto agree as follows:

1.  The Lease is hereby amended as follows:

     (i) In the definition of "Basic Rent," the reference to "Section 3" is hereby deleted and replaced with "Section 4."

     (ii) The definition of "Basic Term" is hereby entirely deleted and replaced with the following: "shall mean eighty-four (84) consecutive calendar months from the Commencement Date.

     (iii) In the definition of "Maximum Project Cost," the reference to "$10,000,000," is hereby deleted and replaced with "$9,964,788.95."

     (iv) The definition of "Monthly Rental Factor" is hereby entirely deleted and replaced with the following: "shall mean 1.466594%."

     (v) In the definition of "Project Completion Deadline Date," the reference to "January 31, 2001" is hereby deleted and replaced with "May 31, 2001."

     (vi) The definition of "Project Cost Reimbursement" is hereby deemed to include any sums paid by Lessor directly to any Contractor in respect of the Project on behalf of Lessee pursuant to and in accordance with Lessee's obligations under the terms of the Project Documents relative thereto.

     (vii) The following shall be added to the end Paragraph 4(i):
"notwithstanding anything herein to the contrary, for the period from and including the date of the final funding hereunder to the Commencement Date (such period referred to herein as "Pre-Commencement Date Period"), Lessee shall not pay Interim Rent but shall pay to Lessor Basic Rent, prorated for the number of days of the Pre-Commencement Date Period.

     (viii) Notwithstanding anything to the contrary in Section 9 of the Lease, the aggregate length of all Renewal Terms granted by Lessor under the Agreement shall not exceed twelve (12) months.

     (ix) In Paragraph 20(ii)(a), the reference to "53.82%" is hereby deleted and replaced with "35.55%."

     (x) Paragraph 32 of the Lease and all the provisions set forth in the First
                                   ---
Amendment to Project Lease Agreement are entirely deleted.

     (xi) In Paragraph 44, the reference to Lessor's address for all notices, requests and demands is hereby changed to c/o Transamerica Equipment Financial Services Corporation, 10975 Benson, Suite 530, Overland Park, Kansas 66210,
Attn:  Credit Manager, Telecopy No. (913) 663-3872.

2.  The Revised Stipulated Loss Schedule attached hereto as Revised Exhibit H
                                                            -----------------
replaces and supercedes the original Stipulated Loss Schedule attached to the Lease as Exhibit H.
         ---------

3. Lessee agrees to execute and deliver to Lessor contemporaneously with the execution and delivery of this Amendment, a Cross-Collateral / Cross Default Agreement wherein Lessee agrees, "inter alia", that (i) all Collateral shall also secure the prompt and complete payments and performance when due of any obligations of Lessee to Lessor or its parent, Transamerica Equipment Financial Services Corporation, under any other lease or financing transaction documents between the parties; and (ii) any event of default under any agreement, contract or document between the parties, including this Lease shall be an immediate event of default under all agreements, contracts or documents between the parties.

4. Except as specifically modified hereby, the terms and conditions of the Lease shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereunto have caused this instrument to be executed by their duly authorized officers as of the day and year first above written.

TA STEEL I, LLC                            SHEFFIELD STEEL CORPORATION


By: /s/ Randy Shumate                      By: /s/ Stephen R. Johnson
   ----------------------------                   -------------------------
Printed Name: Randy Shumate                Printed Name: Stephen R. Johnson
             ------------------                         -------------------
Title: Executive Vice President            Title: Vice President and
       ------------------------                   Chief Financial Officer
                                                  -------------------------

                REVISED EXHIBIT "H" TO PROJECT LEASE AGREEMENT
                ----------------------------------------------

                        Stipulated Loss Value Schedule
                        ------------------------------

            number                                                  number
                of          adjusted                                    of                 adjusted
              rent        stipulated                                  rent               stipulated
             pmts.              loss                                 pmts.                     loss
     date     made         % of cost                 date             made                % of cost
Jun-01-01        1       103.46259523           Apr-01-07               71              45.72492340
Jul-01-01        2       103.00120803           May-01-07               72              44.55849281
Aug-01-01        3       102.51072153
Sep-01-01        4       102.01156657           Jun-01-07               73              43.37881678
Oct-01-01        5       101.50368444           Jul-01-07               74              42.19048359
Nov-01-01        6       100.98526712           Aug-01-07               75              40.99198538
Dec-01-01        7       100.45346021           Sep-01-07               76              39.78002458
Jan-01-02        8        99.91091552           Oct-01-07               77              38.55451005
Feb-01-02        9        99.35485845           Nov-01-07               78              37.33284712
Mar-01-02       10        98.78968892           Dec-01-07               79              36.11215606
Apr-01-02       11        98.21349909           Jan-01-08               80              34.89535745
May-01-02       12        97.62362568           Feb-01-08               81              33.67955547
                                                Mar-01-08               82              32.45017373
Jun-01-02       13        97.02441083           Apr-01-08               83              31.22461085
Jul-01-02       14        96.41388738           May-01-08               84              30.00000000
Aug-01-02       15        95.78950564
Sep-01-02       16        95.15554879
Oct-01-02       17        94.51195200
Nov-01-02       18        93.86007236
Dec-01-02       19        93.19710605
Jan-01-03       20        92.52569287
Feb-01-03       21        91.84309363
Mar-01-03       22        91.15052507
Apr-01-03       23        90.44925898
May-01-03       24        89.73665490

Jun-01-03       25        89.01387834
Jul-01-03       26        88.28214844
Aug-01-03       27        87.53892554
Sep-01-03       28        86.78532283
Oct-01-03       29        86.02127003
Nov-01-03       30        85.25034405
Dec-01-03       31        84.46985567
Jan-01-04       32        83.68235494
Feb-01-04       33        82.88520746
Mar-01-04       34        82.07731503
Apr-01-04       35        81.26217820
May-01-04       36        80.43725398
Jun-01-04       37        79.60139674
Jul-01-04       38        78.75805829
Aug-01-04       39        77.90478894
Sep-01-04       40        77.04039464
Oct-01-04       41        76.16480005
Nov-01-04       42        75.28312324
Dec-01-04       43        74.39284192
Jan-01-05       44        73.49635401
Feb-01-05       45        72.59118622
Mar-01-05       46        71.67454206
Apr-01-05       47        70.75146808
May-01-05       48        69.81957892

Jun-01-05       49        68.87603245
Jul-01-05       50        67.92582835
Aug-01-05       51        66.96667102
Sep-01-05       52        65.99567174
Oct-01-05       53        65.01275032
Nov-01-05       54        64.02283785
Dec-01-05       55        63.02377008
Jan-01-06       56        62.01757453
Feb-01-06       57        61.00214082
Mar-01-06       58        59.97448410
Apr-01-06       59        58.93945751
May-01-06       60        57.89504604

Jun-01-06       61        56.83821535
Jul-01-06       62        55.77376774
Aug-01-06       63        54.69978555
Sep-01-06       64        53.61318389
Oct-01-06       65        52.51387734
Nov-01-06       66        51.40659418
Dec-01-06       67        50.28955846
Jan-01-07       68        49.16439601
Feb-01-07       69        48.02938999
Mar-01-07       70        46.88135132